UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:

March 28, 2022

Gaucho Group Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40075	52-2158952
State of Incorporation	Commission File Number	IRS Employer Identification No.

112 NE 41st Street, Suite 106

Miami, FL 33137

Address of principal executive offices

212-739-7700

Telephone number, including

Area code

Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VINO	The Nasdaq Stock Market LLC

Item 1.01 Entry into a Material Definitive Agreement

As previously reported on our Current Report on Form 8-K filed on March 21, 2022, on February 28, 2022, the Company, a current 79% shareholder of Gaucho Group, Inc., a Delaware corporation and private company (“GGI”) offered to purchase up to 5,266,509 shares of common stock of GGI (the “GGI Shares”) in exchange for an aggregate of approximately 1,042,788 shares of common stock of the Company (the “Company Shares”), upon the terms and subject to the conditions set forth in the Offer to Purchase and in the related Share Exchange and Subscription Agreement (the “Subscription Agreement”) (which, together with the Offer to Purchase, each as may be amended or supplemented from time to time, collectively constitute the “GGI Transaction”).

The offering period was from February 28, 2022 through 5:00 pm Eastern Time on March 28, 2022 (the “Expiration Date”). Each one GGI Share tendered pursuant to the GGI Transaction was exchanged for 0.198 shares of common stock of the Company, issued promptly after the Expiration Date. The GGI Transaction was not conditioned upon a minimum aggregate number of GGI Shares being tendered for exchange.

As of March 28, 2022, the Company issued in the aggregate 1,042,788 shares of its common stock at a price per share of $2.02 to the minority holders of GGI in exchange for the GGI Shares. The GGI Shares were issued pursuant to an exemption from registration under Section 4(a)(2) and/or Rule 506(b) of the Securities Act of 1933, as amended. A Form D will be filed within 15 days of the issuance of the GGI Shares.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the GGI Transaction is incorporated by reference into Item 3.02 of this Current Report on Form 8-K.

The GGI Transaction and issuance Company Shares is being made in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended and/or Rule 506(b) of Regulation D.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 30th day of March 2022.

Gaucho Group Holdings, Inc.

By:	/s/Scott L. Mathis
Scott L. Mathis, President & CEO